UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

FORTIVE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! FORTIVE CORPORATION 2025 Annual Meeting Vote by June 2, 2025 11:59 PM ET. For shares held in a Plan, vote by May 29, 2025 11:59 PM ET Fortive FORTIVE CORPORATION 6920 SEAWAY BLVD EVERETT, WA 98203 V68348-P25350-Z89328 You invested in FORTIVE CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 3, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 20, 2025. If you would like to request a copy of the material(s) (including a proxy card) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 3, 2025 3:00 PM PDT Virtually at: www.virtualshareholdermeeting.com/FTV2025 *Please check the meeting materials for any special requirements for meeting attendance

THIS IS NOT A VOTABLE BALLOT Vote at www.ProxyVote.com This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. To elect the following nominees to serve as Directors, each for a one-year term expiring at the 2026 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified: Nominees: 1a. Eric Branderiz 1b. Daniel L. Comas 1c. Sharmistha Dubey 1d. Rejji P. Hayes 1e. Wright Lassiter III 1f. James A. Lico 1g. Kate D. Mitchell 1h. Gregory J. Moore 1i. Jeannine P. Sargent 2. To approve on an advisory basis Fortive’s named executive officer compensation. 3. To approve the amendment and restatement of the 2016 Stock Incentive Plan to extend the term of the plan. 4. To ratify the appointment of Ernst & Young LLP as Fortive’s independent registered public accounting firm for the year ending December 31, 2025. 5. To act upon a shareholder proposal to amend Fortive’s governing documents to reduce the ownership requirement for shareholders to call a special meeting from 25% of Fortive’s common stock to 10%. NOTE: To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof. Board Recommends For For For For For For For For For For For For Against Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V68349-P25350-Z89328